UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    February 25, 2013 (February 19, 2013)

KIMBALL INTERNATIONAL, INC.
________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Indiana	0-3279	35-0514506
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1600 Royal Street, Jasper, Indiana	47549-1001
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code   (812) 482-1600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 19, 2013, Donald D. Charron, age 49, was appointed to the Board of Directors (the “Board”) of Kimball International, Inc. (the “Company”) representing the Class A shareholders. Mr. Charron currently holds the title of Executive Vice President, President-Kimball Electronics Group of the Company. Mr. Charron shall serve as a Director of the Company until the next Annual Meeting of Share Owners of the Company. Mr. Charron has not been named to serve on any of the committees of the Board. There are no arrangements or understandings between Mr. Charron and any other person pursuant to which Mr. Charron was appointed as a Director of the Company. Similar to other employee Directors, Mr. Charron will not receive additional compensation for serving as a member of the Board.

In addition, on February 22, 2013, Kimball International, Inc. accepted Stanley C. Sapp's resignation from employment with the Company as Vice President, President - Kimball Hospitality effective March 1, 2013 to pursue other interests.

The Company's press release announcing these changes is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) On February 19, 2013, the Board of the Company approved a resolution to amend the By-laws of the Company. The resolution contained one amendment to the By-laws which was effective immediately.

Article V: Directors, Section 1 - Number was amended to change the number of members that the Board shall consist of to eight (8) members, seven (7) of whom shall be elected by holders of Class A Common Stock, voting as a class, and one (1) of whom shall be elected by holders of Class B Common Stock, voting as a class. The previous provision was that the Board of the Company shall consist of seven (7) members, six (6) of whom shall be elected by holders of Class A Common Stock, voting as a class, and one (1) of whom shall be elected by holders of Class B Common Stock, voting as a class.

This summary is not intended to be complete and is qualified in its entirety by reference to the Restated By-laws of Kimball International, Inc. included as Exhibit 3(b) to this report and incorporated herein by reference.

(d) Exhibits
The following exhibit is filed as part of this report:

Exhibit
Number	Description
3(b)	Restated By-laws of the Company
99.1	Press Release dated February 25, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL INTERNATIONAL, INC.

By:	/s/ Robert F. Schneider
ROBERT F. SCHNEIDER Executive Vice President, Chief Financial Officer
Date: February 25, 2013

EXHIBIT INDEX

Exhibit
Number	Description
3(b)	Restated By-laws of the Company
99.1	Press Release dated February 25, 2013